UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2022
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Doximity, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-40508	27-2485512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 3rd St. Suite 510 San Francisco, CA 94107 (Address of principal executive offices, including zip code)
(650) 549-4330 (Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	DOCS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition
On August 4, 2022, Doximity, Inc. (“Doximity”) issued a press release announcing its financial results for its fiscal quarter ended June 30, 2022. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
The information provided in this Item 2.02 of this Current Report on Form 8-K, and the Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(b) Director Resignation
On August 2, 2022, Gilbert Kliman, M.D. informed the board of directors (the "Board") of Doximity of his intention to step down from his role as a director on the Board, including his membership of the nominating and governance committee and the compensation committees of the Board, effective immediately. Dr. Kliman’s departure from the Board is not the result of any disagreement with the Doximity or the Board on any matters relating to Doximity’s operations, policies or practices.
(d) Director Appointment
On August 2, 2022, the Board appointed Phoebe L. Yang Watkin to serve as a Class III director of the Board, filling the vacancy created by the departure of Dr. Kliman from the Board, effective immediately, until the annual meeting of the Doximity’s stockholders to be held in calendar 2024 (the "2024 Annual Meeting"), or until her successor is duly elected and qualified. In addition, Ms. Yang will serve on the nominating and governance committee and the compensation committees of the Board. There is no arrangement or understanding between Ms. Yang and any other persons pursuant to which she was elected as a director. Further, Ms. Yang does not have any family relationships with any director or executive officer of Doximity. Furthermore, there are no related party transactions between Ms. Yang and Doximity that would be required to be reported under Item 404(a) of Regulation S-K. As a non-employee director, Ms. Yang will participate in Doximity’s standard director compensation arrangements pursuant to its non-employee director compensation policy. Under the terms of those compensation arrangements, Ms. Yang will receive, among other things, annual compensation of $30,000 for her services on the Board, an annual compensation of $6,000 for her services on the compensation committee, an annual compensation of $4,000 for her services on the nominating and governance committee and an initial grant of restricted stock units with a value of $350,000, based on the closing price of Doximity’s common stock over the trailing 30-day period ending on the day immediately prior to the effective date of the grants, that vest in equal annual installments over three years, subject to continuous service. The Company has also entered into its standard form of Indemnification Agreement with Ms. Yang in connection with her appointment to the Board.
Item 7.01 – Regulation FD Disclosure
A copy of a press release issued on August 4, 2022 announcing the appointment of Ms. Yang to the Board is furnished herewith as Exhibit 99.2 and is incorporated herein by reference. The information in this Item 7.01 of this Current Report on Form 8-K and the accompanying Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.
Item 9.01 – Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release entitled “Doximity Announces Fiscal 2023 First Quarter Financial Results” dated August 4, 2022
99.2	Press Release entitled “Doximity Appoints Phoebe Yang to Its Board of Directors” dated August 4, 2022
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 4, 2022

DOXIMITY, INC.

By:	/s/ Anna Bryson
Anna Bryson Chief Financial Officer